SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2014

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2014, Tracy A. McLauchlin was appointed to the position of Vice President and Chief Accounting Officer of Integrated Electrical Services, Inc. (“IES” or the “Company”). In this role she will serve as the Company’s Principal Accounting Officer and be responsible for management of the Company’s financial accounting and external reporting functions, as well as the Company’s accounting policies and procedures.

Ms. McLauchlin will report directly to Robert W. Lewey, IES’s Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Lewey, who previously served as the Company’s Principal Accounting Officer, resigned from that position effective as of February 4, 2014.  Mr. Lewey will continue to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer and as the Company's Principal Financial Officer.

Ms. McLauchlin, 44, who is a Certified Public Accountant, most recently served as Vice President and Chief Accounting Officer of Rockwater Energy Solutions, a position she held from June 2011 to November 2013.  Prior to joining Rockwater, Ms. McLauchlin was with Dynegy Inc. from June 2004 to June 2011, serving as Senior Vice President and Controller of Dynegy Inc. and its affiliate Dynegy Holdings Inc. beginning in March 2009 and previously serving in various other capacities in financial reporting.

Ms. McLauchlin was not appointed pursuant to any arrangement or understanding between herself and any other person. There are no relationships between Ms. McLauchlin and IES or any other person that are required to be disclosed pursuant to Items 401 or 404 of Regulation S-K.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On February 4, 2014, the Company held its 2014 Annual Stockholders Meeting (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Ernst & Young LLP as the Company’s certified public accountants for the fiscal year ending September 30, 2014, and (3) approved by non-binding advisory vote the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting.

(1)

Proposal One:  Election of Directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified (or until their earlier death, resignation or removal).  Each director was elected as follows:

	NAME	FOR	WITHHELD	NON VOTE

01 -	Joseph L. Dowling III	15,651,500	59,913	1,496,480

02 -	David B. Gendell	14,093,516	1,617,897	1,496,480

03 -	Joe D. Koshkin	15,650,894	60,519	1,496,480

04 -	James M. Lindstrom	15,651,500	59,913	1,496,480

05 -	Donald L. Luke	15,550,200	161,213	1,496,480

(2)	Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company's certified public accountants was approved as follows:
17,120,363	83,108	4,422
FOR	AGAINST	ABSTAIN

(3)	Proposal Three: The non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement for the 2014 Annual Meeting, was approved as follows:

15,632,183	53,502	25,722	1,496,486
FOR	AGAINST	ABSTAIN	NON VOTE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: February 5, 2014	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel